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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          Date of Report: May 20, 2003
                        (Date of earliest event reported)
                             TFC ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)
         Delaware                  0-22910
     (State or Other      (Commission File Number)            54-1306895
       Jurisdiction                                         (IRS Employer
    of Incorporation)                                    Identification No.)
            5425 Robin Hood Road, Suite 101B                     23513
                   Norfolk, Virginia                           (Zip Code)
        (Address of Principal Executive Offices)

               Registrant's telephone number, including area code:
                                 (757) 858-1400

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ITEM 5.  OTHER EVENTS.

     On May 22, 2003, TFC Enterprises, Inc. ("TFCEI"), which owns 100% of the outstanding stock of TFC, announced that its shareholders have approved the merger agreement between TFC Enterprises, Inc. and Consumer Portfolio Services, Inc. and CPS Mergersub, Inc. ("CPS Sub"). Attached as Exhibit 99.1 is a copy of the press release relating to this matter, which is incorporated herein by reference and constitutes a part of this report. Soon thereafter, the merger transaction closed. TFCEI is now a wholly-owned subsidiary of Consumer Portfolio Services, Inc.

ITEM 7(c).  EXHIBITS.

     Exhibit 99.1 Press Release dated May 22, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2003

                                    TFC Enterprises, Inc.

                                    By:  /s/ Ronald Tray
                                         --------------------------
                                    Its: President

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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release dated May 22, 2003.

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